Exhibit 10(n)

                           AGREEMENT AND FOURTH AMENDMENT
                                 TO CREDIT AGREEMENT
                                 (December 23, 1998)


      THIS AGREEMENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Agreement"), dated as of December 23, 1998, is made and entered into by and among SANTA FE ENERGY RESOURCES, INC. (the "COMPANY"), a Delaware corporation; the financial institutions listed on the signature pages hereto (collectively, the "BANKS"); and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("CHASE TEXAS"), acting in its capacity as agent for the Banks (in such capacity, the "AGENT"). The Company, the Banks and the Agent are herein sometimes called the "PARTIES".

RECITALS:

      1. The Company, the Agent then acting, and certain of the Parties entered into a Credit Agreement dated as of November 13, 1996, an Agreement and First Amendment to Credit Agreement dated as of December 19, 1996, an Agreement and Second Amendment to Credit Agreement dated as of May 15, 1998, and an Agreement and Third Amendment to Credit Agreement dated as of October 19, 1998. Such Credit Agreement, as so amended, is herein called the "CREDIT AGREEMENT".

      2. The Parties desire to amend the Credit Agreement to define a new term, "EBITDAX", to substitute "EBITDAX" for the terms "EBITDA" and "Adjusted EBITDA" in the financial covenants contained in SECTIONS 9.10 and 9.11 of the Credit Agreement (but not elsewhere), and to ratify, confirm and continue the Credit Agreement as so amended.

AGREEMENTS:

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the Parties, the Parties agree as follows:

      1.          ADDITIONAL  DEFINITIONS.  There is hereby  added to SECTION
1.1 of the Credit Agreement the following definitions:

             ""EBITDAX"" shall mean for any period Consolidated Net Earnings for such period (calculated, for purposes of this definition only, without taking into account extraordinary items under GAAP or capital gains or capital losses), plus the aggregate amounts deducted in determining Consolidated Net Earnings in respect of (a) all provisions for any federal, state or other income taxes made by the Company and the Restricted Subsidiaries during such period; (b) Fixed Charges of the Company and the Restricted Subsidiaries during such period; (c) depreciation, depletion and amortization charges of the Company and the Restricted Subsidiaries for such period; (d) exploration expenses of the Company and the
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      Restricted Subsidiaries for such period, and (e) all other non-cash charges of the Company and the Restricted Subsidiaries for such period, all determined in accordance with GAAP."

      2. AMENDMENT OF SECTION 9.10. SECTION 9.10 of the Credit Agreement is hereby amended to provide in its entirety as follows:

            "9.10. INTEREST COVERAGE. The Company will not permit the ratio of
      (a) EBITDAX for the four fiscal quarters then most recently ended to (b) Fixed Charges on Total Debt of the Combined Group for that period to be less than 3.00 to 1.00."

      3. AMENDMENT OF SECTION 9.11. SECTION 9.11 of the Credit Agreement is hereby amended to provide in its entirety as follows:

            "9.11. SENIOR TOTAL DEBT; SPECIAL DEBT. The Company will not at any time create, incur, assume or suffer to exist any Total Debt of the Combined Group PARI PASSU with the Obligations other than such Total Debt of the Combined Group which does not at any time exceed the product of (a)
      3.00 times (b) EBITDAX for the four consecutive fiscal quarters then most recently ended. The Company will not at any time create, incur, assume or suffer to exist any Special Debt that would cause the aggregate principal amount of Special Debt to exceed 15% of Consolidated Net Worth."

      4. CONDITIONS PRECEDENT. This Agreement shall become effective on the date (the "EFFECTIVE DATE") that each of the following conditions shall have been satisfied or waived in the discretion of the Agent:

            (a) INCUMBENCY. The Company shall have delivered to the Agent a certificate in respect of the name and signature of each officer who (i) is authorized to sign on its behalf this Agreement and (ii) will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement. The Agent and each Bank may conclusively rely on such certificates until they receive notice in writing from the Company to the contrary.

            (b) CREDIT DOCUMENTS; EXPENSES. The Company shall have duly executed and delivered this Agreement, which shall be in substantially the form furnished to the Banks prior to their execution of this Agreement, together with such changes therein as the Agent may approve in its discretion. The Company shall have paid to the Agent all fees and expenses in the amounts previously agreed upon in writing among the Company and the Agent and all amounts due under SECTION 8.
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             (c) COUNTERPARTS. The Agent shall have received counterparts of this Agreement duly executed and delivered by or on behalf of each of the parties thereto (or, in the case of any Bank as to which the Agent shall not have received such a counterpart, the Agent shall have received evidence satisfactory to it of the execution and delivery by such Bank of a counterpart hereof).

            (d) CONSENTS. The Agent shall have received evidence satisfactory to it in its discretion that all consents of each Governmental Authority and of each other Person, if any, required in connection with the execution, delivery and performance of this Agreement have been received and remain in full force and effect.

            (e) OTHER DOCUMENTS. The Agent shall have received such other documents consistent with the terms of this Agreement and relating to the transactions contemplated hereby as the Agent may reasonably request.

            (f) NO DEFAULT. No Default shall have occurred and be continuing.

            (g) NO LEGAL BAR. Such effectiveness shall not violate any Legal Requirement applicable to the Agent or any Bank.

PROVIDED, HOWEVER, that this Agreement shall not become effective or be binding on any Party unless all of the foregoing conditions are satisfied not later than December 31, 1998. The Agent shall promptly notify the Company and the Banks of the Effective Date, and such notice shall be conclusive and binding on all Parties. All provisions and payments required by this SECTION 4 are subject to the provisions of SECTION 12.8 of the Credit Agreement.

      5. REPRESENTATIONS TRUE; NO DEFAULT. The Company represents and warrants to the Agent and each Bank that (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as though made on and as of such date (except to the extent such representations and warranties are expressly stated to be made solely as of an earlier date) and
(b) no event has occurred and is continuing which constitutes a Default under the Credit Agreement or which upon the giving of notice or the lapse of time or both would constitute such a Default.

      6. RATIFICATION. Except as expressly amended hereby, the Credit Agreement, as hereby amended, is in all respects ratified, confirmed and continued as the agreement of the Parties and is, and shall continue to be, in full force and effect and binding upon the Parties. The Company hereby agrees and acknowledges that all of its liabilities and obligations under the Credit Agreement, as hereby amended, remain in full force and effect and binding upon it as of the date of this Agreement.

      7. DEFINITIONS AND REFERENCES. Unless otherwise defined herein, terms used herein which are defined in the Credit Agreement shall have the meanings therein ascribed to them. The term "Agreement" as used in the Credit Agreement and the term "Credit Agreement" as used in this Agreement or in any other instrument, document or writing furnished to the Agent or any Bank by or on behalf of the Company shall mean the Credit Agreement as hereby amended.
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      8. EXPENSES; ADDITIONAL INFORMATION. The Company shall pay to the Agent on demand (i) all out-of-pocket expenses (including fees and disbursements of special counsel to the Agent and expenses of syndication) in connection with the preparation and administration of this Agreement, any waiver or consent hereunder and any amendment hereof, and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agent and each Bank, including fees and disbursements of counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

      9. SEVERABILITY. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be deemed invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and this Agreement shall be valid and enforced to the fullest extent permitted by applicable law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions thereof or affecting the validity or enforceability of such provision in any other jurisdiction and, to this end, the provisions of this Agreement are severable.

      10. MISCELLANEOUS. This Agreement (a) shall be binding upon and inure to the benefit of the Company, the Agent and the Banks and their respective successors and assigns (however, the Company may not assign its rights hereunder without the express prior written consent of all Banks); (b) may be modified or amended only in the manner prescribed for amendments to the Credit Agreement in
SECTION 12.5 of the Credit Agreement; (c) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (TO THE EXTENT PERMITTED BY LAW, OTHER THAN ITS CONFLICT OF LAW RULES) AND OF THE UNITED STATES OF AMERICA; (d) may be executed in several counterparts, and by the Parties on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement, and (e) embodies the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Agreement.

      11. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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      IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers effective as of the date provided herein.


                                       SANTA FE ENERGY RESOURCES, INC.



                                       By:______________________________

                                           Janet F. Clark
                                           Senior Vice President-Finance
                                           Chief Financial Officer and Treasurer
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                                       CHASE BANK OF TEXAS, NATIONAL
                                       ASSOCIATION, individually and as
                                       Administrative Agent


                                       By:__________________________________

                                       Name:________________________________

                                       Title:_______________________________
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                                       ABN AMRO BANK N.V.,
                                       Individually and as a Co-Agent


                                       By:__________________________________

                                       Name:________________________________

                                       Title:_______________________________



                                       By:__________________________________

                                       Name:________________________________

                                       Title:_______________________________

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                                       BANK  OF  AMERICA  NATIONAL  TRUST  AND
                                       SAVINGS ASSOCIATION,
                                          Individually and as a Co-Agent


                                       By:__________________________________

                                       Name:________________________________

                                       Title:_______________________________
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                                       THE  FIRST  NATIONAL  BANK OF  CHICAGO,
                                       Individually and as a Co-Agent


                                       By:__________________________________

                                       Name:________________________________

                                       Title:_______________________________
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                                       NATIONSBANK, N.A.(successor by merger to
                                       NationsBank of Texas, N.A.), Individually and as a Co-Agent


                                       By:__________________________________

                                       Name:________________________________

                                       Title:_______________________________
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                                       WELLS FARGO BANK (TEXAS), N.A.,
                                          Individually and as a Co-Agent


                                       By:__________________________________

                                       Name:________________________________

                                       Title:_______________________________
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                                       BANK OF MONTREAL

                                       By:__________________________________

                                       Name:________________________________

                                       Title:_______________________________
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                                       PNC BANK, NATIONAL ASSOCIATION


                                       By:__________________________________

                                       Name:________________________________

                                       Title:_______________________________

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                                       COMERICA BANK - TEXAS


                                       By:__________________________________

                                       Name:________________________________

                                       Title:_______________________________